UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 23, 2004


                           WESTELL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                    0-27266                     36-3154957
(State or other jurisdiction        (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


750 North Commons Drive, Aurora, Illinois                           60504
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (630) 898-2500


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 23, 2004, the stockholders of Westell Technologies, Inc. (the "Company") approved the adoption of the Westell Technologies, Inc. 2004 Stock Incentive Plan (the "2004 Plan") and an amendment to the Westell Technologies, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares available under the Stock Purchase Plan by 300,000.

Since the adoption of the 2004 Plan and the amendment to the Stock Purchase Plan the Company has not issued any shares or awarded any options under the 2004 Plan or the Stock Purchase Plan. The Company expects to utilize the shares available under these plans over the next three years.

A summary of the material terms of the 2004 Plan is set forth below.

Plan Administration.

     The 2004 Plan will generally be administered by the Compensation Committee of the Board of Directors or another committee consisting of not less than two directors of the Company appointed by the Board of Directors. The Compensation Committee is authorized to establish such rules and regulations in accordance with the 2004 Plan as it deems necessary for the proper administration of the 2004 Plan and to make such determinations and interpretations and to take such action in connection with the 2004 Plan and any benefits granted hereunder as it deems necessary or advisable. The Compensation Committee may also authorize one or more officers of the Company to select employees to participate in the 2004 Plan and to determine the number of option shares and other rights to be granted to such participants and any reference in the 2004 Plan to the Compensation Committee shall include such officer or officers.

     Failure to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the grant of benefits under the 2004 Plan will not affect the validity of the action of the Compensation Committee. But it is the Compensation Committee's intent to maximize the deductions under the Code as much as possible. Benefits and transactions in or involving benefits, intended to be exempt under Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), must be duly and timely authorized by the Board or a committee consisting solely of two or more "non-employee directors" of the Company (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). All determinations and interpretations made by the Compensation Committee shall be binding and conclusive on all participants and their legal representatives.

Eligibility

     All officers, employees, and non-employee directors of the Company and its subsidiaries are eligible for benefits under the 2004 Plan as determined by the Compensation Committee. The Compensation Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and

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amount of their respective benefits. As of July 23, 2004, there were approximately 880 individuals eligible to participate in the 2004 Plan.

     The maximum number of shares which may be awarded to any participant in any fiscal year during the term of the 2004 Plan is 500,000 shares of Class A Common Stock, subject to the adjustment provisions discussed below.

Shares Available.

     The aggregate number of shares of Class A Common Stock that may be issued or transferred to participants under the 2004 Plan shall not exceed 5,500,000 shares in addition to any shares granted but subsequently forfeited under the Westell Technologies, Inc. 2004 Stock Incentive Plan (the "1995 Plan"). If there is a lapse, expiration, termination or cancellation of any stock option issued under the 2004 Plan or the 1995 Plan prior to the issuance of shares, or if shares of Class A Common Stock are issued under the 2004 Plan and thereafter are reacquired by the Company, the shares subject to those options and the reacquired shares shall be added to the shares available for benefits under the 2004 Plan or the 1995 Plan. Shares covered by a benefit granted under the 2004 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Any shares covered by a stock appreciation right shall not be counted against the number of reserved shares unless and until they are actually issued and delivered to a participant. Any shares exchanged by an optionee in payment of the exercise price of any stock option, any shares retained by the Company pursuant to a participant's tax withholding election, and any shares covered by a benefit which is settled in cash shall be added to the shares available under the 2004 Plan.

     The 5,500,000 shares of Class A Common Stock available under the 2004 Plan represents 8.1% percent of the currently outstanding shares of Class A Common Stock and Class B Common Stock of the Company as of July 23, 2004. As of July 23, 2004, there were 391,200 shares of Class A Common Stock available under the 1995 Plan that may be used under the 2004 Plan.

Grants Under The 2004 Plan

     Under the 2004 Plan, the Company expects to continue its efforts to use stock options as the Company's most widely-used form of long-term incentive. The 2004 Plan will also permit the Compensation Committee to grant stock appreciation rights, stock awards, including restricted stock and restricted stock units, and performance awards, all as described below (collectively, "benefits").

Stock Option Grants

     The Compensation Committee may grant options qualifying as incentive stock options under the Internal Revenue Code and nonqualified stock options. The term of an option shall be fixed by the Compensation Committee, but shall not exceed ten years. The option price shall not be less than the fair market value of common stock on the date of grant. Generally, the fair market value shall be the closing price of the common stock on the Nasdaq National Market. Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made in cash, by the transfer to the Company of shares owned by the participant (or certification of such ownership), by a cashless exercise of the option or in such other manner as may be authorized by the Compensation Committee.

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     Incentive stock options may be granted only to employees of the Company.
The aggregate fair market (determined as of the time the option is granted) of the Class A Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year cannot exceed $100,000.

     The Compensation Committee may provide that a stock option include the right to require a replacement stock option upon exercise of the original stock option prior to termination of service to the Company and through payment of the exercise price in shares of Class A Common Stock.

Stock Appreciation Rights

     A stock appreciation right ("SAR") entitles the grantee to receive upon exercise of the SAR the appreciation in the market price of a stated number of shares of common stock during a stated term. SARs entitle the grantee to receive the same economic value upon exercise that would have been derived from exercise of a stock option relating to the same number of shares. The term of a SAR shall be fixed by the Compensation Committee but cannot exceed ten years. Payment of the appreciation may be made in cash, in shares, or a combination of both at the discretion of the Compensation Committee. In its discretion, the Compensation Committee may substitute SARs that can be settled only in stock for outstanding stock options, at any time when the Company is subject to Fair Value Accounting in accordance with Financial Accounting Standard Board's Statement of Financial Accounting Standards No. 123.

Stock Awards:  Restricted Stock and Restricted Stock Unit

     Restricted stock consists of shares which are transferred or sold by the Corporation to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. Restricted stock units provide a participant the right to receive shares at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Compensation Committee which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Compensation Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions could include, but are not limited to, Performance Criteria (as described below), continuous service with the Company, the passage of time or other restrictions.

     The grantee of restricted stock may not dispose of the shares prior to the expiration of the restriction period. During this period, the grantee would be entitled to vote the shares and, at the discretion of the Compensation Committee, receive dividends. Each certificate would bear a legend giving notice of the restrictions in the grant.

     The grantee of restricted stock units may dispose of the shares subject to the award after the expiration of the restriction period and the delivery of the shares to the grantee. The grantee of restricted stock units would be entitled to receive dividend equivalents, at the discretion of the Compensation Committee, and to vote the shares after the expiration of the restriction period and the delivery of the shares.

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Performance Share Awards

     Each award of performance shares shall entitle the participant to a payment in the form of shares of Class A Common Stock upon the attainment of performance goals and other terms and conditions specified by the Compensation Committee. Notwithstanding satisfaction of any performance goals, the number of shares issued under a performance shares award may be adjusted by the Compensation Committee on the basis of such further consideration as the Compensation Committee in its sole discretion shall determine.

Performance Goals

     Awards of restricted stock, restricted stock units and performance shares under the 2004 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Corporation's common stock; return on net assets, equity or shareholders' equity; market share; or total return to shareholders ("Performance Criteria"). Any Performance Criteria may be used to measure the performance of the Corporation as a whole or any business unit of the Corporation and may be measured relative to a peer group or index. Performance Criteria shall be calculated in accordance with the Corporation's financial statements. Performance goals may be based in the future, on total stockholder return as compared with the Nasdaq Stock Market-U.S. Index and the Nasdaq Telecommunications Index or such other indices applied by the Compensation Committee.

Adjustments

     If the Company changes the number of issued shares of Class A Common Stock without new consideration to the Company, then the shares reserved for issuance under the 2004 Plan and the shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the Company shall not be changed. The number and class of shares available under the 2004 Plan and the terms of outstanding awards may be adjusted by the Compensation Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Corporation. The Compensation Committee shall, as it deems appropriate and equitable, have the right to (1) proportionately adjust the number and types of shares of Class A Common Stock (or other securities), exercise price, or performance standards of any or all benefits and (2) make provision for a cash payment or for substitution or exchange of any or all benefits, in connection with any extraordinary dividend or distribution, reclassification, recapitalization, stock split, reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or securities of the Company, or similar, unusual or extraordinary corporate transaction or a sale of substantially all of the assets of the Company.

Amendment Of The 2004 Plan

     The Board of Directors has the right and power to amend the 2004 Plan, provided, however, that the Board of Directors may not amend the 2004 Plan in a manner which would impair or adversely affect the rights of the holder of a benefit without the holder's consent. The Company will obtain stockholder approval if the amendment increases the number of shares reserved under the 2004 Plan, if the amendment increases the maximum amount of shares that may be subject to awards to a participant in a year or if the Code or any other applicable statute, rule or regulation, including, but not limited to, those of

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any securities exchange on which the stock is listed or traded, requires stockholder approval with respect to the 2004 Plan or the amendment.

Termination Of The 2004 Plan

     The 2004 Plan may be terminated at any time by the Board of Directors. Termination will not in any manner impair or adversely affect any benefit outstanding at the time of termination.

Committee's Right To Modify Benefits

     Any benefit granted may be converted, modified, forfeited, or canceled, in whole or in part, by the Compensation Committee if and to the extent permitted in the 2004 Plan, or applicable agreement entered into in connection with a benefit grant or with the consent of the participant to whom such benefit was granted. In no event shall the Compensation Committee cancel any outstanding stock option for the purpose of reissuing the option to the participant at a lower exercise price or reduce the option price of an outstanding option.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WESTELL TECHNOLOGIES, INC.


Date  October 12, 2004                /s/ Nicholas C. Hindman, Jr.
                                      ------------------------------------------
                                      Name: Nicholas C. Hindman, Jr.
                                      Title:  Chief Financial Officer and
                                              Senior Vice President